SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2009
Cistera Networks, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-17304	91-1944887

(State or other jurisdiction	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)
6509 Windcrest Drive, Suite 160, Plano, Texas 75024

(Address of principal executive offices including Zip Code)
Registrant’s telephone number, including area code: (972) 381-4699
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Change in Registrant’s Certifying Account
     (a) Dismissal of Independent Accountant
          (i) On August 7th, 2009, the Registrant dismissed Farmer, Fuqua & Huff, P.C. as its independent auditors.
          (ii) Farmer, Fuqua & Huff, P.C. reports on the Registrant’s financial statements for the Registrant’ two most recent fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles, other than the “going concern” disclaimer contained in therein.
          (iii) The Registrant’s Board of Directors participated in and approved the decision to dismiss the Registrant’s independent auditors.
          (iv) There have been no disagreements with Farmer, Fuqua & Huff, P.C. any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure during the Registrant’s most recent fiscal year or in the subsequent interim period through August 7th 2009 (the date of termination) which disagreement(s), if not resolved to Farmer, Fuqua & Huff, P.C. satisfaction would have caused Farmer, Fuqua & Huff, P.C. to make reference to the subject matter of the disagreement(s) in connection with its report.
          (v) (A) During the Registrant’s most recent fiscal year and in the subsequent interim period through August 7th, 2009, (the date of termination), Farmer, Fuqua & Huff, P.C. advised the Registrant that it did not have internal controls necessary for the Registrant to develop reliable financial statements. The Registrant agreed and is working toward developing and implementing such internal control processes and procedures;
          (v) Farmer, Fuqua & Huff, P.C. did not advise the Registrant during the Registrant’s most recent fiscal year or in the subsequent interim period through August 7th, 2009, (the date of termination):
               (B) that information had come to its attention that had led it to no longer be able to rely on management’s representations, or that had made it unwilling to be associated with the financial statements prepared by management;
               (C) (1) of the need to expand significantly the scope of its audit, or that information had come to its attention during the most recent fiscal year or any subsequent interim period that if further investigated might (i) materially have impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report or (ii) have caused it to be unwilling to rely on management’s representations or be associated with the Registrant’s financial statements, and (2) it did not, due to its dismissal or for any other reason, expand the scope of its audit or conduct such further investigation: or
               (D) that information had come to its attention that it had concluded materially impacts the fairness or reliability of either: (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.
          (vi) The Registrant has requested Farmer, Fuqua & Huff, P.C. to provide a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements set forth above. A copy of Farmer, Fuqua & Huff, P.C.’s letter to the Securities and Exchange Commission is filed as Exhibit 16 to this Form 8-K.
ITEM 9.01 Financial Statements and Exhibits

Exhibit Number	Description

Exhibit 16	Letter from Farmer, Fuqua & Huff, P.C. to the Securities and Exchange Commission pursuant to Item 304(a)(3) of Regulation S-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2009	CISTERA NETWORKS, INC.
/s/ Gregory T. Royal
Gregory T. Royal,
Interim Chief Executive Officer And Interim Chief Financial Officer

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